DURABLE POWER OF ATTORNEY WITH RESPECT TO
LINCOLN BENEFIT LIFE COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 18, 2025

/s/ Burke J. Harr
Burke Harr
Director

DURABLE POWER OF ATTORNEY WITH RESPECT TO
LINCOLN BENEFIT LIFE COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 18, 2025

/s/ Dhiren Jhaveri
Dhiren Jhaveri
Director

DURABLE POWER OF ATTORNEY WITH RESPECT TO
LINCOLN BENEFIT LIFE COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 21, 2025

/s/ Carolyn M. Johnson
Carolyn Johnson Director

DURABLE POWER OF ATTORNEY WITH RESPECT TO
LINCOLN BENEFIT LIFE COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 26, 2025

/s/ Bradley W. Rosenblatt
Bradley Rosenblatt
Director

DURABLE POWER OF ATTORNEY WITH RESPECT TO
LINCOLN BENEFIT LIFE COMPANY (REGISTRANT)

The undersigned constitutes and appoints Steven Fry as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact or agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 18, 2025

/s/ Carlos Sierra
Carlos Sierra
Director and President

DURABLE POWER OF ATTORNEY WITH RESPECT TO
LINCOLN BENEFIT LIFE COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 20, 2025

/s/ Joseph Wieser
Joseph Wieser
Director